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                                                                   EXHIBIT 10.18

          AGREEMENT (this "Agreement") made as of June 11, 1998, by and between SAMSONITE CORPORATION, a Delaware corporation (the "Company"), and LUC VAN NEVEL (the "Executive").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Company and the Executive have entered into an agreement (the "Original Agreement") as of May 15, 1996 with respect to the issuance to the Executive of 38,889 shares of the Company's common stock, par value $.01 per share ("Common Stock"), subject to the conditions contained therein; and

          WHEREAS, the Executive Committee and the Compensation Committee of the Board of Directors of the Company have approved certain amendments to the Original Agreement in connection with the consummation of the tender offer (the "Tender Offer") contemplated by the Plan to Recapitalize the Company, dated as of May 12, 1998 and amended on June 8, 1998; and

          WHEREAS, the Company and the Executive desire to amend and restate the Original Agreement in order to reflect such amendments.

          NOW, THEREFORE, in consideration of the foregoing and of the covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Original Agreement is amended and restated effective as of the date hereof to read in its entirety as follows:

          1.  Stay Bonus.  (a)  Promptly following the date hereof, but in no
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event later than June 17, 1998, the Company shall issue to the Executive
(subject to forfeiture as set forth herein), as a one-time bonus (the "Stay Bonus"), 38,889 shares (the "Bonus Shares") of Common Stock. The Bonus Shares shall be registered in the Executive's name, and the Executive shall be permitted to tender the Bonus Shares into the Tender Offer. Following consummation of the Tender Offer, the certificates representing the Bonus Shares not purchased in the Tender Offer shall be held by the Company during the period (the "Restricted Period") ending on the Stay Date (as defined below). The Executive shall execute an undated stock power in favor of the
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Company with respect to the Bonus Shares not purchased in the Tender Offer and shall deliver the same to the Company.

     (b) Except as provided in Section 1(c) and 1(d) below, during the Restricted Period, the Executive shall have all rights of a stockholder of the Company with respect to the Bonus Shares not purchased in the Tender Offer, including the right to receive dividends declared on the Common Stock and the right to vote such shares.

     (c) During the Restricted Period, the Executive may not sell, transfer, pledge, hypothecate or otherwise encumber or dispose of the Bonus Shares not purchased in the Tender Offer or any interest therein.

     (d) If the Executive remains continually employed by the Company or its subsidiaries from the date hereof through May 15, 1999 (the "Stay Date"), all of the Bonus Shares not purchased in the Tender Offer shall vest, and the restrictions imposed thereon shall lapse, on the Stay Date; provided that if the
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Executive's employment with the Company is terminated prior to the Stay Date (i)
by reason of death or (ii) by the Executive for Good Reason or (iii) by the Company other than for Cause or Disability (as such terms are defined below), then notwithstanding such termination of employment, the Bonus shares not purchased in the Tender Offer shall vest, and the restrictions imposed thereon shall lapse, on the thirtieth (30th) day following such termination of employment (or such earlier date following such termination of employment as the Company shall select). If the Executive's employment is terminated pursuant to the foregoing proviso, then in lieu of the vesting of such Bonus Shares and lapse of the restrictions thereon, the Company may, at its option by giving written notice to the Executive at any time on or prior to the thirtieth
(30/th/) day following the date of such termination of employment, purchase such shares from the Executive, and if such option is so exercised the Executive shall sell such shares to the Company, for a cash purchase price in an amount equal to the aggregate Fair Market Value (as defined below) of such Bonus Shares as of the date of such termination of employment (the "Date of Termination").
For all purposes hereof, the Bonus Shares not purchased in the Tender Offer shall include any securities or other property into which or for which such Bonus Shares may hereafter be converted or exchanged by reason of merger, consolidation or similar event.

     (e) Upon the vesting of, and lapse of restrictions on, the Bonus Shares not purchased in the Tender Offer, the certificates evidencing such shares shall be delivered promptly to the Executive (unless the Company exercises its option to purchase such shares as provided above). If the Bonus shares not purchased in the

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Tender Offer do not vest and the restrictions thereon do not lapse in accordance with this Agreement on or prior to May 15, 1999, then such shares shall ipso
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facto become the property of the Company on the first date that the Executive
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ceases to be employed by the Company.

          2.  Accelerated Vesting of Stock Options.  If a Change of Control
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occurs, then all options to purchase common stock of the Company granted to the
Executive by the Company prior to May 15, 1996 shall vest on the first anniversary of the date on which such Change of Control occurs (to the extent such options shall not have otherwise vested as of such accelerated vesting date), notwithstanding anything to the contrary contained in the Company's 1995 Stock Option Plan (the "Plan") or in any agreement (the "Stock Option Agreement") between the Company and the Executive governing such options, provided that the Executive remains continually employed by the Company or its subsidiaries from the date hereof through such first anniversary date. The term of such options and all other provisions of such options (including, but not limited to, provisions governing vesting (to the extent such provisions would result in earlier vesting), expiration, termination and exercisability) as set forth in the Plan and the Stock Option Agreement shall remain in full force and effect.

          3.  No Right to Continued Employment.  Nothing contained in this
              --------------------------------
Agreement shall confer upon the Executive the right to continue in the employ of the Company or to be entitled to any right or benefit not set forth in this Agreement or to interfere with or limit in any way the right of the Company to terminate the Executive's employment with the Company.

          4.  Certain Definitions.  As used in this Agreement, the following
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terms shall have the following meanings:

          "Cause" means (a) the engaging by the Executive in willful misconduct
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that is materially injurious to the Company, (b) the embezzlement or misap-propriation of funds or property of the Company by the Executive or the conviction of the Executive of a felony or the entrance of a plea of guilty by the Executive to a felony or (c) the failure or refusal by the Executive to devote his full business time and attention to the performance of his duties and responsibilities in connection with his employment with the Company or any other breach by the Executive of the terms of his employment in any material respect if such breach has not been cured by the Executive within thirty (30) days after the Preliminary Notice (as defined below) has been given to the Executive. For purposes of this definition, no act, or failure to act,
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on the Executive's part shall be considered "willful" unless done, or omitted to be done, by him not in good faith and without reasonable belief that his action or omission was in the best interest of the Company. The Executive shall not be deemed to have been terminated for Cause, unless the Company shall have given the Executive (i) notice (the "Preliminary Notice") setting forth, in reasonable detail the facts and circumstances claimed to provide a basis for termination for Cause, (ii) a reasonable opportunity for the Executive, together with his counsel, to be heard before the Board of Directors of the Company (the "Board") (or any duly authorized committee thereof) and (iii) a notice of termination stating that, in the good faith judgement of the Board (or any duly authorized committee thereof), the Executive was guilty of conduct set forth in clauses
(a), (b) or (c) above, and specifying the particulars thereof in reasonable detail. Upon receipt of the Preliminary Notice, the Executive shall have thirty
(30) days in which to appear before the Board (or any duly authorized committee thereof) with counsel, or take such other action as he may deem appropriate, and such thirty (30) day period is hereby agreed to as a reasonable opportunity for the Executive to be heard.

          "Change of Control" means (a) any sale, transfer or other conveyance
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(whether directly, or indirectly through a merger, consolidation or similar transaction), or series of related sales, transfers or other conveyances, of the outstanding capital stock of the Company pursuant to which any person (or group of affiliated persons) other than an Excluded Person, becomes the beneficial owner of more than 50% of the outstanding common stock of the Company or (b) any sale, transfer or other conveyance of all or substantially all of the Company's assets to any person (or group of affiliated persons) other than to an Excluded Person. For purposes of the foregoing definition, "Excluded Person" means and includes (i) Apollo Investment Fund, L.P. ("Apollo"), any of its affiliates, and, so long as Apollo or an affiliate of Apollo controls the right to vote the securities in question, any partner, shareholder or trustee of any of them, (ii) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their owner ship of stock of the Company and (iii) the Company or any subsidiary of the Company.

          "Disability" means the Board or any duly authorized committee there of
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determines in good faith, based on medical evidence acceptable to it, that the
Executive has become physically or mentally disabled or incapacitated for a continuous period of ninety (90) days to such an extent that he shall be unable to perform his duties in connection with his employment with the Company.

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          "Fair Market Value" of the Common Stock (or other securities or
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property then constituting the Bonus Shares), as of the Date of Termination, (a)
in the case of Common Stock or any other security, shall be determined with reference to (i) the closing sales price of such security on the national securities exchange on which such security is principally traded, on the next preceding date on which there was a sale of such stock on such exchange, or (ii) if such security is not listed or admitted to trading on any such exchange, the closing price as reported by the Nasdaq Stock Market for the last preceding date on which there was a sale of such security on such exchange, or (iii) if such security is not then listed on a national securities exchange or on the Nasdaq Stock Market, the average of the highest reported bid and lowest reported asked prices for such security as reported by the National Association of Securities Dealers, Inc. Automated Quotations ("NASDAQ") system for the last preceding date on which such bid and asked prices were reported, and (b) in the case of a security that is not then listed on any securities exchange or prices therefor are not then quoted in the NASDAQ system and in the case of any other property, such value shall be determined in good faith by the Board (or any duly authorized committee thereof).

          "Good Reason" means, so long as the Executive has not been guilty of
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the conduct set forth in clauses (a), (b) or (c) of the definition of "Cause",
(i) a failure by the Company to comply with any material term of the Executive's employment with the Company that has not been cured within thirty (30) days after written notice of such noncompliance has been given by the Executive to the Company or (ii) the assignment to the Executive by the Company of duties inconsistent with the Execu tive's position, duties and responsibilities as in effect immediately prior to the date of execution of this Agreement including, but not limited to, any material reduction in such position, duties or responsibilities or material change in his title or (iii) a relocation by the Company of the Executive's office to a location outside a 30 mile radius of the location of the Executive's office on the date hereof, and, in the case of each of clauses (ii) and (iii) above, without the consent of the Executive.

          5.  Registration Rights.  If the Bonus Shares not purchased in the
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Tender Offer are not repurchased by the Company at its option as provided in
Section 1(d) hereof and the Company has not filed and caused to be effective a registration statement on Form S-8 with respect to such shares of Common Stock, then at the request of the Executive, the Company shall promptly file and cause to be effective a registration statement on an appropriate form selected by the Company (which may include Form S-8) in order to permit the public resale of such shares of Common Stock by the Executive; provided that the Company shall
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have no such

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obligation to file and cause such registration statement to become effective if in the opinion of counsel to the Company registration under the Securities Act of 1933 is not then required in order to permit the public sale of such shares by the Executive.

          6.  Taxes.  The Company shall deduct from all amounts payable under
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this Agreement all federal, state, local and other taxes required by law to be withheld with respect to such payments. In addition, the Company shall have the right to require the Executive to pay to the Company in cash the amount of any federal, state, local and foreign income and other taxes that the Company may be required to with hold before delivering to the Executive a certificate or certificates representing the Bonus Shares.

          7.  Confidentiality; Noncompetion.  (a) In addition to any agreement
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between the Company and the Executive as to confidentiality, unless otherwise required by law or judicial process, the Executive shall keep confidential and not disclose to other persons (including Company employees) all confidential informa tion known to the Executive concerning the Company and its businesses during his employment with the Company and for the shorter of three (3) years following the termination of the Executive's employment with the Company or until such information is publicly disclosed by the Company or otherwise becomes publicly disclosed other than through the Executive's actions; provided, that the Executive shall provide notice to the Company in advance of any disclosure required by law or judicial process in a timely manner to permit the Company to oppose such compelled disclosure.

          (b) The Executive agrees that during his employment with the Company and for a period of one (1) year thereafter (unless such employment is terminated by the Company without Cause or by the Executive for Good Reason, provided that the Company does not contest that such termination was for Good Reason), he shall not, directly or indirectly, as a principal, officer, director, employee or in any other capacity whatsoever, without the prior written consent of the Com pany, engage in, or be or become interested or acquire any ownership of any kind in, or become associated with, or make loans or advance property to any person engaged in or about to engage in, any business activity that is competitive with any of the businesses then engaged in by the Company in any of the geographic areas in which such businesses are then conducted by the Company or have been conducted by the Company during the twelve months preceding the termination of the Executive's employment. Nothing in this Agreement shall prevent the Executive from making or holding any investment in any amount in securities traded on any

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national securities exchange or traded in the over the counter market, provided said investments do not exceed one percent (1%) of the issued and outstanding stock of any one issuer of such securities.

          8.  Successors; Binding Agreement.  (a)  This Agreement shall be
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binding upon and inure to the benefit of the Company and any successor of the
Company, including, without limitation, any person acquiring directly or indirectly all or substantially all of the assets of the Company, whether by merger, consolidation, sale or otherwise (and such successor shall thereafter be deemed the "Company" for the purposes of this Agreement).

          (b) This Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

          9.  Notice.  For purposes of this Agreement, notices, demands and all
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other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given (i) when hand delivered, (ii) when sent if sent by overnight mail, overnight courier or facsimile transmission or (iii) when mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows: (a) if to the Executive, to the then current address set forth in the employee payroll records of the Company and (b) if to the Company, to Samsonite Corporation, 12000 East Forty-Fifth Avenue, Denver, Colorado 80239-3018, Attention: Board of Directors c/o Corporate Secretary (in each case, with a copy to: Gregory A. Fernicola, Esq., Skadden, Arps, Slate, Meagher & Flom, 919 Third Avenue, New York, NY 10022) or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          10.  Miscellaneous.  (a)  The parties hereto agree that this Agreement
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contains the entire understanding and agreement between them with respect to the subject matter hereof, and supersedes all prior understandings and agreements between the parties respecting such subject matter, and that the provisions of this Agreement may not be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by the parties hereto. The Original Agreement is hereby superseded in its entirety and shall be of no
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further force or effect from and after the date hereof.  No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof

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have been made by either party which are not set forth expressly in this
Agreement. The descriptive headings of the several sections and paragraphs contained herein have been inserted for convenience of reference only and shall in no way limit or otherwise affect the meaning hereof.

          (b) No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agree ment to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

          (c) Except as expressly provided in Section 2 hereof, nothing con tained in this Agreement shall in any way affect the respective rights and obligations of the parties hereto contained in any other agreement between the parties hereto, including, but not limited to, any present or future employment agreement between the Company and the Executive. Any Stay Bonus to which the Executive is entitled hereunder is not in lieu of salary or other compensation for services rendered by the Executive to the Company.

          (d) The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of laws principles thereof.

          (e) Any action required to be taken under this Agreement within a certain number of days shall be taken within that number of calendar days; provided that if the last day for taking such action falls on a weekend or a
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holiday, the period during which such action may be taken shall be automatically extended to the next business day.

          (f) The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision or provisions of this Agreement, which shall remain in full force and effect.

          (g) This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original but both of which together shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, the Company has caused its name to be subscribed to this Agreement by its duly authorized representative and the Executive has executed this Agreement as of the date and the year first above written.

                         SAMSONITE CORPORATION



                         By: ___________________________________
                             Name:
                             Title:



                         _______________________________________
                         Luc Van Nevel

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